Acquisition of Diversey Holdings, Inc.	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisition of Diversey Holdings, Inc.

Note 4 Acquisition of Diversey Holdings, Inc.

Description of Transaction

On October 3, 2011, we completed the acquisition of 100% of the outstanding stock of Diversey Holdings, Inc. Under the terms of the acquisition agreement, we paid in aggregate $2.1 billion in cash consideration and an aggregate of approximately 31.7 million shares of Sealed Air common stock to the shareholders of Diversey. We financed the payment of the cash consideration and related fees and expenses through (a) borrowings under our credit facility, (b) proceeds from our issuance of senior notes and (c) cash on hand. In connection with the acquisition, we also used these borrowings and cash on hand to retire $1.6 billion of existing indebtedness of Diversey. The new credit facility and notes are described in Note 12, “Debt and Credit Facilities.”

We acquired Diversey to position us to capture growth opportunities by developing end-to-end service-based solutions for the food processing and food service industries, to leverage combined research and development investments to develop broader growth initiatives in the food processing and food service industries and to improve access to under-developed markets and increase access to developing regions.

Summary Unaudited Pro Forma Financial Information

The following table presents unaudited supplemental pro forma financial information as if the acquisition of Diversey had occurred on January 1, 2011 for the period presented below. The pro forma results provided below have been revised to reflect the discontinued operations of the rigid medical packaging business and the Diversey Japan business as if those had occurred on January 1, 2011 for the period presented below. The impact of this revision was not material to the results included below.

2011
Net sales	$7,701.4

Operating profit	$578.4

Net earnings from continuing operations	$100.3

Weighted average number of common shares outstanding:
Basic	190.8

Diluted	209.2

Net earnings per common share:
Basic	$0.53

Diluted	$0.48

For the year ended December 31, 2011, material non-recurring pro forma adjustments include the removal of costs related to the acquisition of Diversey of $70 million, including $6 million of acquisition costs included in legacy Diversey’s consolidated statement of operations for the nine months ended September 30, 2011, and the removal of the step-up in inventories, net, of $12 million.